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                                                                   EXHIBIT 23.02



               Consent of Ernst & Young LLP, Independent Auditors



We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the Non-Plan Stock Option Agreement of
Snowball.com, Inc. of our report dated January 28, 2000, with respect to the consolidated financial statements of Snowball.com, Inc included in its Registration Statement Form S-1 (No. 333-93487) filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP

Palo Alto, California
September 6, 2000